Offerings - Offering: 1	Aug. 04, 2025 USD ($)
Offering:
Fee Previously Paid	false
Transaction Valuation	$ 15,815,268.43
Fee Rate	0.01531%
Amount of Registration Fee	$ 2,421.32
Offering Note
(1)
The transaction value is calculated as the aggregate maximum purchase price for limited partnership units (the “Units”) of Stonepeak-Plus Infrastructure Fund LP (the “Fund”). This amount is based upon the offer to purchase up to 561,776 Units and the net asset value per Class A-1a Unit, Class A-1b Unit, Class A-1c Unit, Class F-1 Unit and Class X Units as of June 30, 2025 of $28.14, $28.15, $28.15, $28.15 and $28.51, respectively.

(2)
Calculated at $153.10 per $1,000,000.00 of the Transaction Valuation in accordance with Rule 0-11 under the Securities Exchange Act of 1934, as amended, as modified by Fee Rate Advisory No. 1 for fiscal year 2025.